SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 28, 2004
                        (Date of Earliest Event Reported)

                           Jefferson-Pilot Corporation
             (Exact name of registrant as specified in its charter)

        North Carolina                 1-5955                     56-0896180
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number             Identification No.)

            100 North Greene Street, Greensboro, North Carolina 27401
               (Address of principal executive offices) (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

Item 7. Exhibits

Exhibit 99 - Press Release of Jefferson-Pilot Corporation issued July 28, 2004 reporting financial results for the second quarter 2004.

Item 12. Earnings Release

This Form 8-K is being filed to comply with the SEC requirement that the Earnings Press Release be furnished to the SEC. JP's Earnings Press Release for the second quarter of 2004, issued after the NYSE close on July 28, 2004, is included as Exhibit 99 to this Form 8-K.

This Form 8-K is also being posted on JP's corporate website www.jpfinancial.com.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              JEFFERSON-PILOT CORPORATION

                                              By: /s/ Robert A. Reed
                                              ------------------------------
                                              Name:  Robert A. Reed
                                              Title: Vice President

Dated: July 28, 2004

                                  EXHIBIT INDEX

Exhibit                               Description
-------                               -----------

99 Press Release of Jefferson-Pilot Corporation issued July 28, 2004 reporting financial results for the second quarter 2004.